LORD ABBETT INVESTMENT TRUST

Diversified Income Strategy Fund

Supplement dated July 23, 2010

to the Summary Prospectus and Prospectus dated April 1, 2010

This supplement corrects a typographical error by replacing the chart that appears on page 9 of the Summary Prospectus and page 28 of the Prospectus, in the subsection titled “Investment Adviser – Portfolio Manager” with the following:

Portfolio Manager/Title	Member of the Portfolio Management Team Since
Robert S. Dow, Senior Partner and Chief Executive Officer	2007
Robert I. Gerber, Partner and Chief Investment Officer	2005
Stacy P. Allen, Chief Administrative Officer	2009
Robert P. Fetch, Partner and Director	2007
Harold E. Sharon, Partner and Director	2005
Christopher J. Towle, Partner and Director	2005

Please retain this document for your future reference.